                                                                      Exhibit 24
                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS that the undersigned hereby appoints each of Sophie Lussier, Julie Tremblay, Soulef Hadjoudj and Paule Gaumond with full power of substitution, as my true and lawful attorney-in-fact and agent, and authorizes and designates each of the foregoing attorneys-in-fact to act in my name, place and stead in any way which I myself could do, if I were personally present, and to take all actions that she or he may deem necessary or appropriate in connection with the completion, execution and filing with the
Securities and Exchange Commission, in my name and on my behalf, of a Form ID and any subsequent filings, submissions or correspondence relating thereto, and also to complete, execute and file with the Securities and Exchange Commission, in my name and on my behalf, any Forms 144, 3, 4 or 5 and any Schedules 13D or
13G (collectively, the "Forms") with respect to the undersigned's holdings of and transactions in securities that require such filings. The foregoing attorney-in-fact also is authorized to file Forms with any stock exchange or other authority where such filing is required.

The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, any of the undersigned's responsibilities to comply with the securities laws of the
country-regionplaceUnited States.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms with respect to the undersigned's holdings of and transactions in securities, unless earlier revoked by the undersigned in a signed writing delivered to each of the foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, each of the undersigned has caused this Power of
Attorney to be executed as of this 14th day of December, 2006.

                                        By:    /s/ Louise Lalonde
                                               ---------------------------------
                                        Name:  Louise Lalonde
                                        Title: Investment Director-Manufacturing

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS that the undersigned hereby appoints each of Sophie Lussier, Julie Tremblay, Soulef Hadjoudj and Paule Gaumond with full power of substitution, as my true and lawful attorney-in-fact and agent, and authorizes and designates each of the foregoing attorneys-in-fact to act in my name, place and stead in any way which I myself could do, if I were personally present, and to take all actions that she or he may deem necessary or appropriate in connection with the completion, execution and filing with the
Securities and Exchange Commission, in my name and on my behalf, of a Form ID and any subsequent filings, submissions or correspondence relating thereto, and also to complete, execute and file with the Securities and Exchange Commission, in my name and on my behalf, any Forms 144, 3, 4 or 5 and any Schedules 13D or
13G (collectively, the "Forms") with respect to the undersigned's holdings of and transactions in securities that require such filings. The foregoing attorney-in-fact also is authorized to file Forms with any stock exchange or other authority where such filing is required.

The undersigned acknowledges thatthe foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, any of the undersigned's responsibilities to comply with the securities laws of the
United States.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms with respect to the undersigned's holdings of and transactions in securities, unless earlier revoked by the undersigned in a signed writing delivered to each of the foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, each of the undersigned has caused this Power of
Attorney to be executed as of this 14th day of December, 2006.

                                        By:    /s/ Luc Houle
                                               ---------------------------------
                                        Name:  Luc Houle
                                        Title: Senior Vice President,
                                               Investments-Manufacturing Sector